UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest
event reported): July 23, 2003

HARRIS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Blvd., Melbourne, FL	32919

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 727-9100

No Change

(Former name or former address, if changed since last report.)

Items 1.-6.	Not applicable.

Item 7.	Financial Statements and Exhibits.

(a) Financial statements.

None.

(b) Pro Forma Financial Information.

None.

(c) Exhibits.

The following document is filed as an Exhibit to this Report:

99.1 Press Release, dated July 23, 2003, issued by Harris Corporation.

Item 8.	Not applicable.

Item 9.	Regulation FD Disclosure. (Information Furnished in This Item 9 is Furnished Under Item 12. “Results of Operations and Financial Condition”.) The following information is being furnished pursuant to Item 12 of Form 8-K “Results of Operations and Financial Condition” in accordance with the interim guidance provided by the U.S. Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. The information contained herein and in the accompanying exhibit is being furnished and shall not be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document of Harris Corporation (“Harris”), whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

On July 23, 2003, Harris Corporation issued a press release announcing its earnings and financial results for its fourth quarter of fiscal 2003 and for its fiscal year 2003. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The press release includes a discussion of financial results of Harris for the quarter and fiscal year ended June 27, 2003, using certain non-GAAP financial measures, including net income, net income per diluted share, and combined and individual commercial segments’ operating income (loss), each excluding charges associated with exiting several product lines, reductions in force, cost-cutting measures, closure of locations or disposal of assets, and other gains or losses.

A “non-GAAP financial measure” is defined as a numerical measure of a company’s performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”). Pursuant to the requirements of Regulation G, Harris has included in its press release a reconciliation of all non-GAAP financial measures disclosed in the press release to the most directly comparable GAAP financial measure.

Management of Harris believes that these non-GAAP financial measures provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionate positive or negative impact on results in any particular period. Management also believes that these non-GAAP measures enhance the ability of an investor to analyze trends in Harris’ business and to better understand our performance. In addition, the Company may utilize non-GAAP financial measures to measure operating performance for some management compensation purposes. Any analysis of adjusted results should be used only in conjunction with, and not as a substitute for, results presented in accordance with GAAP.

Items 10.-11.	Not applicable.

Item 12.	See Item 9 above.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION

By: /s/ Bryan R. Roub Name: Bryan R. Roub Title: Senior Vice President and Chief Financial Officer

Date: July 23, 2003

EXHIBIT INDEX

Exhibit No.
Under Regulation S-K, Item 601	Description

99.1	Press Release, dated July 23, 2003.